EXHIBIT 32.2

BIOADAPTIVES INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BioAdaptives Inc. (the Registrant) on Form 10-Q for the period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James E Keener, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Robert W. Ellis and will be retained by BioAdaptives Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 13, 2025	/s/James E. Keener
By: James E. Keener Principal Financial Officer